UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2020

TORTOISE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38823	83-2538002
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5100 W. 115th Place Leawood, KS	66211
(Address of principal executive offices)	(Zip Code)

(212) 444-3500
(Registrant’s telephone number, including area code)

11550 Ash Street, Suite 300

Leawood, KS 66211
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SHLL.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	SHLL	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SHLL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2020, Connie Savage resigned as the Chief Financial Officer and Chief Accounting Officer of Tortoise Acquisition Corp. (the “Company”).

On January 23, 2020, the Board of Directors of the Company appointed Stephen Pang as Chief Financial Officer of the Company. Mr. Pang (age 38) currently serves as a director of the Company and is a Managing Director and Portfolio Manager of Tortoise Capital Advisors, L.L.C. (“Tortoise”), an affiliate of the Company’s sponsor, Tortoise Sponsor LLC, responsible for Tortoise’s public and private direct investments across its energy strategies, where he has served as Vice President of Tortoise Pipeline & Energy Fund, Inc., a closed-end fund, since May 2017. Prior to joining Tortoise in 2014, Mr. Pang was a Director in Credit Suisse Securities (USA) LLC’s Equity Capital Markets Group. Prior to joining Credit Suisse Securities (USA) LLC in 2012, Mr. Pang worked for eight years in Citigroup Global Markets Inc.’s Investment Banking Division, where he focused on equity underwriting and corporate finance in the energy sector. Since October 2019, Mr. Pang has served as a member of the board of managers of Mexico Pacific Limited LLC. There is no arrangement or understanding between Mr. Pang and any other person(s) pursuant to which he was selected to be an officer of the Company, and Mr. Pang does not have any family relationships with any of the Company’s executive officers or directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2020

TORTOISE ACQUISITION CORP.

By:	/s/ Vincent T. Cubbage
Name:	Vincent T. Cubbage
Title:	President and Chief Executive Officer

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